Exhibit 10.4.7

EXECUTION COPY

PORTLAND NATURAL GAS TRANSMISSION SYSTEM PARTNERSHIP

ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST

AND AMENDMENT NUMBER 7 OF THE PNGTS PARTNERSHIP AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST AND AMENDMENT NUMBER 7 OF THE PNGTS PARTNERSHIP AGREEMENT made this 28th day of June, 2001 (this “Assignment”), is by and among PNGTS Holding Corp. (formerly known as NI Energy Services Development Corp ), an Indiana corporation (“Holding Corp.”), Natural Gas Development, Inc., a Massachusetts corporation (“NGDI”) and Select Energy Portland Pipeline, Inc., a Connecticut corporation (“SEPPI” and together with NGDI and Holding Corp., collectively, the “Assignors”), MCNIC East Coast Pipeline Company (“MCN”), El Paso Energy Portland Corporation (“El Paso”), TCPL Portland Inc (“TCPL”) and Northern New England Investment Company, Inc. (“Gaz Met” and together with TCPL and El Paso, collectively, the “Assignees”) and Portland Natural Gas Transmission System, a Maine general partnership (“PNGTS” or the “Partnership”).

RECITALS

WHEREAS, each of Holding Corp and NGDI is the owner of a 9.53%  percentage interest in the Partnership and SEPPI is the owner of a 5% percentage interest in the Partnership and each is a party to the Portland Natural Gas Transmission System Amended and Restated Partnership Agreement dated as of March 1, 1996, as amended by First Amendment dated as of May 23, 1996 and as further amended by Amendment Number 2, dated as of October 23, 1996, Amendment Number 3, dated as of March 17, 1998, Amendment Number 4, dated as of March 31, 1998, Amendment Number 5, dated as of September 30, 1998, and Amendment Number 6, dated as of June 4, 1999 (as amended and as it may be amended from time to time, the “Partnership Agreement”), by and among MCN, Assignors and Assignees (collectively, the “Partners”), pursuant to which the Partners agreed, among other things, to continue PNGTS as a Maine general partnership, to construct and operate a natural gas pipeline from the U.S./Canadian border in New Hampshire to the vicinities of Haverhill and Dracut, Massachusetts, known as the Portland Natural Gas Transmission System;

WHEREAS, Holding Corp. desires to sell, assign, transfer and convey to the Assignees and each of the Assignees, with the exception of Gaz Met, desires to acquire a portion, and collectively, the Assignees, with the exception of Gaz Met, desire to acquire all of Holding Corp’s right and interest in and to its 9.53% interest in the Partnership (the “Holding Corp. Partnership Interest”) in accordance with and for the respective consideration set forth in the chart in the third recital below:

WHEREAS, NGDI desires to sell, assign, transfer and convey to the Assignees and each of the Assignees, with the exception of Gaz Met, desires to acquire a portion, and collectively, the Assignees, with the exception of Gaz Met, desire to acquire all of NGDI’s right and interest in and to its 9.53% interest in the Partnership (the “NGDI Partnership Interest”) in accordance with and for the respective consideration set forth in the chart below:

	Percentage of	Percentage of
	Holding Corp	NGDI
Company	Partnership Interest	Partnership Interest	Consideration

TCPL	52.91%	52.91%	$8,633,038.92
El Paso	47.09%	47.09%	$7,685,461.08
			$16,318,500.00

WHEREAS, SEPPI desires to sell, assign, transfer and convey to the Assignees and each of the Assignees desires to acquire a portion of SEPPI’s right and interest in and to its 5.0% interest in the Partnership (the “SEPPI Partnership Interest”) in accordance with and for the respective consideration set forth in the chart below:

	Percentage of SEPPI
Company	Partnership Interest	Consideration
TCPL	35.96%	$1,175,172.80
El Paso	32.02%	$1,046,413.60
Gaz Met	32.02%	$1,046,413.60
		$3,268,000.00

WHEREAS, the Management Committee has, by unanimous vote reflected in a written resolution signed by each Representative, consented to the transactions contemplated hereunder pursuant to Section 9.1.1 of the Partnership Agreement;

WHEREAS, Assignors desire to assign to Assignees, and each of the Assignees desires to assume, all of Assignors’ liabilities and obligations with respect to the percentage of the Holding Corp. Partnership Interest, NGDI Partnership Interest and SEPPI Partnership Interest as set across from each Assignee’s respective name in the tables above and as set forth in Section 2 below, under the Partnership Agreement, that certain Pledge Agreement dated as of June 3, 1998, as amended (as it may be from time to time further amended, modified or supplemented, the “Pledge Agreement”) made by the Partners (excluding Gaz Met) to the Bank of Montreal as Collateral Agent (as defined in the PNGTS Credit Agreement defined below), and that certain Pledge Agreement dated as of June 3, 1998 (as it may be amended from time to time, the “Gaz Met Pledge Agreement”) made by Gaz Metro Portland Corporation, a predecessor in interest to Gaz Met, to the Bank of Montreal as Collateral Agent (as defined in the PNGTS Credit Agreement defined below);

WHEREAS, NiSource Capital Markets, Inc. (formerly known as NIPSCO Capital Markets, Inc.) (“Capital Markets”), an affiliate of NGDI and Holding Corp., executed that certain Guaranty dated as of June 3, 1998 in favor of the Partnership (“Capital Markets Guaranty”) in connection with that certain Equity Contribution Agreement dated as of June 3, 1998, as amended, between the Partners, the Partnership and the Bank of Montreal as Collateral Agent (as it may be from time to time further amended, modified or supplemented, the “Equity Contribution Agreement”);

WHEREAS, Granite State Gas Transmission, Inc. (“Granite State”), an affiliate of NGDI and Holding Corp., executed that certain Guaranty dated as of June 3, 1998 in favor of the Partnership (“Granite State Guaranty”) in connection with the Equity Contribution Agreement;

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WHEREAS, Capital Markets has executed that certain Debt Service Reserve Guaranty dated as of February 22, 2000 in favor of the Partnership (“Debt Service Reserve Guaranty”) and Capital Markets desires to be released from such Debt Service Reserve Guaranty;

WHEREAS, Northeast Utilities (“NU”), an affiliate of SEPPI, has executed that certain Guaranty dated as of June 4, 1999 in favor of the Partnership (“NU Guaranty”) in connection with the Equity Contribution Agreement;

WHEREAS, NU has provided a Letter of Credit issued by Bank One, NA in connection with the Debt Service Reserve (“NU DSR LOC”) dated as of March 13, 2000 in favor of the Partnership and NU desires to be released from such NU DSR LOC;

WHEREAS, NU has executed that certain Debt Service Reserve Guaranty dated as of February 22, 2000 in favor of the Partnership (“NU DSR Guaranty”) and NU desires to be released from such NU DSR Guaranty; and

WHEREAS, the Partnership has approved the transactions contemplated by this Assignment and upon consummation thereof will accept the transfer of the Holding Corp. Partnership Interest, the NGDI Partnership Interest and the SEPPI Partnership Interest to Assignees pursuant to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual promises set forth herein, it is agreed as follows:

1.                                      Definitions. Terms used but not defined herein (including in the recitals above) shall have the meanings assigned to such terms in the Partnership Agreement.

2.                                      Assignment.

(a)                                 Holding Corp and NGDI hereby sell, assign, transfer and convey to Assignees (with the exception of Gaz Met), their respective successors and assigns, the respective percentage of the Holding Corp. Partnership Interest and NGDI Partnership Interest, including all right and interest in and to the Partnership’s assets, liabilities, rights to future profits, and management rights as such relate to such percentage of the Partnership Interest, which assignment shall be effective as of June 28, 2001 (“Effective Date”), for an aggregate consideration of $16,318,500 (“Purchase Price”) in accordance with the chart set forth in the third recital above. Assignees (with the exception of Gaz Met) shall pay their portion of the Purchase Price by wire transfer to a bank account designated by Holding Corp. or NGDI (such designation to be made at least 5 business days prior to the Effective Date). The closing of this transaction shall take place at the offices of Schiff Hardin & Waite, 6600 Sears Tower, Chicago, Illinois at 10:00 a m. on the Effective Date.

(b)                                 SEPPI hereby sells, assigns, transfers and conveys to Assignees, their respective successors and assigns, the respective percentage of the SEPPI Partnership Interest, including all right and interest in and to the Partnership’s assets, liabilities, rights to future profits, and management rights as such relate to such percentage of the Partnership Interest, which assignment shall be effective as of the Effective Date, for an aggregate consideration of $3,268,000 (“SEPPI Purchase Price”)

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in accordance with the chart set forth in the fourth recital above. Assignees shall pay the portion of the SEPPI Purchase Price set forth opposite each Assignee’s name in the table above by wire transfer to a bank account designated by SEPPI (such designation to be made at least 5 business days prior to the Effective Date). The closing of this transaction shall take place at the offices of Schiff Hardin & Waite, 6600 Sears Tower, Chicago, Illinois at 10:00 a.m. on the Effective Date.

3.                                      Acceptance. Each Assignee, as it applies to such Assignee in accordance with Section 2 above, accepts the foregoing assignment and, on and after the Effective Date, agrees to be bound by all of the provisions of the Partnership Agreement, as amended and as further amended by this Assignment, and shall severally assume any and all liabilities and obligations of Holding Corp. with respect to the percentage of the Holding Corp. Partnership Interest acquired by such Assignee, any and all liabilities and obligations of NGDI with respect to the percentage of NGDI Partnership Interest acquired by such Assignee, and any and all liabilities and obligations of SEPPI with respect to the percentage of the SEPPI Partnership Interest acquired by such Assignee, under the Partnership Agreement, the Pledge Agreement and the Gaz Met Pledge Agreement, or in connection with these agreements or any other agreements entered into under the Partnership Agreement, including, but not limited to, any and all liabilities of the Partnership arising out of actions or failures to act on or prior to the Effective Date. Each Assignee, as it applies to such Assignee in accordance with Section 2 above, and PNGTS hereby agree that each Assignee’s execution of this Assignment shall be treated as such Assignee’s execution of a counterpart of the Partnership Agreement and on and after the Effective Date, each Assignee shall satisfy any and all obligations otherwise accruing to or presently the obligation of Assignors with respect to the percentage of the Partnership Interest acquired by such Assignee under or associated with the Credit Agreement dated April 24, 1998, among the Partnership, the Lenders named therein, the Bank of Montreal as LC Bank and Administrative Agent (the “Bank”) and TD Securities (USA) Inc. as Co-Arrangers, as amended on September 30, 1998 and further amended on November 11, 1999 and February 28, 2001, and as the same may be further amended, modified, supplemented or restated from time to time (“PNGTS Credit Agreement”).

4.                                      [Intentionally omitted]

5.                                      Representations and Warranties of Assignors. Each Assignor, with respect to itself only, makes no representations or warranties of any kind with respect to this Assignment, except as follows:

(a)                                 Assignor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified to do business and is in good standing in each other jurisdiction where the performance of its obligations therein makes such qualification necessary;

(b)                                 Assignor has the power and authority to execute and deliver this Assignment and to consummate the transactions contemplated hereby. The execution and delivery by each Assignor of this Assignment, and the consummation by each Assignor of the transactions contemplated by this Assignment have been duly authorized by all necessary corporate action and do not require the consent or authorization of any governmental entity or other person. This Assignment (including the sale and purchase of the Partnership Interests contemplated by this Assignment) has been duly executed and delivered and constitutes the legal, valid and binding

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obligation of each Assignor enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or the availability of equitable remedies;

(c)                                  Assignor owns its respective Partnership Interest free from any liens, claims, encumbrances and rights of any person or party, other than the security interest created by the Pledge Agreement, and the assignment of the Partnership Interest, including compliance with any of the terms and provisions of this Assignment, will not breach any rights of any person or party under any agreement, including but not limited to the Partnership Agreement, the Equity Contribution Agreement or the Pledge Agreement;

(d)                                 The assignment of each Assignor’s Partnership Interest and the execution and delivery of this Assignment together with the consummation by the Assignors of the transactions contemplated by this Assignment will not violate any provision of their respective corporate organizational documents or violate any law, rule or regulation to which the Partnership or Assignors are subject; and

(e)                                  None of the Assignors has materially breached any of its respective obligations under the Partnership Agreement, the Equity Contribution Agreement, the Pledge Agreement, the Gaz Met Pledge Agreement, the PNGTS Credit Agreement or any other agreement entered into under the Partnership Agreement and no person has any agreement, option, understanding or commitment or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming any agreement, option or commitment, including convertible securities, warrants or convertible obligations of any nature for the purchase and sale of any Assignor’s Partnership Interest.

(f)                                   After giving effect thereto, the transactions contemplated by this Assignment do not and will not constitute an Event of Default (as defined in the PNGTS Credit Agreement) under the PNGTS Credit Agreement.

6.                                      Representations and Warranties of Assignees. Each Assignee, as it applies to such Assignee in accordance with Section 2 above, with respect to itself only and with respect to this Assignment, makes no representations or warranties of any kind, except as follows:

(a)                                 Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and is duly qualified to do business and is in good standing in each jurisdiction where the performance of its obligations therein makes such qualification necessary;

(b)                                 Assignee has the power and authority to execute and deliver this Assignment and to consummate the transactions contemplated hereby The execution and delivery by Assignee of this Assignment, and the consummation by Assignee of the transactions contemplated by this Assignment have been duly authorized by all necessary corporate action and do not require the consent or authorization of any governmental entity or other person. This Assignment has been duly executed and delivered and constitutes the legal, valid and binding obligation of Assignee enforceable in accordance with its terms, except as the same may be limited by

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applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or the availability of equitable remedies;

(c)                                  The assumption of the Holding Corp Partnership Interest, the NGDI Partnership Interest and the SEPPI Partnership Interest, and the execution and delivery of this Assignment together with the consummation by Assignee of the transactions contemplated by this Assignment will not violate any provision of its corporate organizational documents or violate any law, rule or regulation to which the Partnership or Assignee is subject; and

(d)                                 Assignee hereby repeats the representations set forth in Section 2.6.1 and Section 2.6.2(b) of the Partnership Agreement to PNGTS.

7.                                      Acceptance by PNGTS. The Partnership accepts each Assignee as a partner in the Partnership for the additional percentage of the Partnership acquired by each Assignee hereby. The Partnership (i) agrees to the assumption of liability to the extent of the percentage of the Holding Corp. Partnership Interest, the NGDI Partnership Interest and the SEPPI Partnership Interest acquired by each Assignee, as it applies to such Assignee in accordance with Section 2 above, from and after the Effective Date, (ii) releases Holding Corp. from its obligations with respect to the Holding Corp. Partnership Interest, releases NGDI from its obligations with respect to the NGDI Partnership Interest and releases SEPPI from its obligations with respect to the SEPPI Partnership Interest and (iii) agrees henceforth to look to the Assignees to satisfy any and all obligations and/or liabilities (including, but not limited to, any and all liabilities of the Partnership arising out of actions or failures to act on or prior to the Effective Date) otherwise accruing to (or presently the obligation of) Holding Corp with respect to the Holding Corp. Partnership Interest, NGDI with respect to the NGDI Partnership Interest or SEPPI with respect to the SEPPI Partnership Interest. Each Assignee and the Partnership agree that the Partnership Agreement is hereby amended by substituting Schedule A attached hereto for the same schedule currently attached to the Partnership Agreement.

8.                                      Consents and Approvals. As of the Effective Date, (a) this Assignment shall have received any necessary approval of the Bank (acting with the consent of the Majority Lenders) under the PNGTS Credit Agreement and (b) the Bank (acting with the consent of the Majority Lenders) shall have released (i) Capital Markets from the Debt Service Reserve Guaranty (except the obligations under Section 2 thereof) and (ii) NU from the NU DSR Guaranty (except the obligations under Section 2 thereof), and the NU DSR LOC. On the Effective Date or promptly thereafter, the Bank shall have filed UCC termination statements releasing its lien with respect to each Assignor’s interests in the Collateral (as defined in the Pledge Agreement) in all jurisdictions where the Bank has filed UCC-1 financing statements with respect to the Bank’s lien with respect to each Assignor’s interests in the Collateral (as defined in the Pledge Agreement) pursuant to the PNGTS Credit Agreement.

9.                                      Release and Termination of Certain Agreements Related to the PNGTS Credit Agreement. As of the Effective Date, the Partnership hereby releases (i) Capital Markets from any and all of its obligations under the Debt Service Reserve Guaranty (except the obligations under Section 2 thereof) and (ii) NU from any and all of its obligations under the NU DSR Guaranty (except the obligations under Section 2 thereof) and the NU DSR LOC. The Partnership agrees that each of the Equity Contribution Agreement (except the obligations under Section 9 thereof), the Capital Markets Guaranty (except the obligations under Section 2 thereof), the Granite State Guaranty (except the obligations under Section 2 thereof), the NU

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Guaranty (except the obligations under Section 2 thereof), the Guaranty dated as of June 3, 1998 between MCN Energy Enterprises, Inc (formerly known as MCN Investment Corporation) and the Partnership (except the obligations under Section 2 thereof), the Guaranty dated as of June 3, 1998 between El Paso Natural Gas Company and the Partnership (except the obligations under Section 2 thereof), the Guaranty dated as of June 3, 1998 between TransCanada PipeLines Limited, TransCanada PipeLine USA Ltd. and the Partnership (except the obligations under Section 2 thereof), and the Guaranty dated as of June 3, 1998 between Gaz Métropolitain and Company, Limited Partnership and the Partnership (except the obligations under Section 2 thereof) has terminated in accordance with its terms and the parties thereto are no longer obligated thereunder except as set forth in the specific aforementioned sections of such agreements

10.                               Indemnity. Each Assignee (with the exception of Gaz Met) shall indemnify and hold Holding Corp. harmless against any and all losses, costs, and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by Holding Corp in connection with or arising in any manner from such Assignee’s failure to (i) lawfully acquire, in the manner contemplated herein, the percentage of the Holding Corp. Partnership Interest sought to be acquired by such Assignee hereby, other than any failure occasioned by Holding Corp.’s breach of any representation or warranty made pursuant to Section 5, or(ii) discharge any liabilities assumed under this Assignment. Each Assignee (with the exception of Gaz Met) shall indemnify and hold NGDI harmless against any and all losses, costs, and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by NGDI in connection with or arising in any manner from such Assignee’s failure to (i) lawfully acquire, in the manner contemplated herein, the percentage of the NGDI Partnership Interest sought to be acquired by such Assignee hereby, other than any failure occasioned by NGDI’s breach of any representation or warranty made pursuant to Section 5, or (ii) discharge any liabilities assumed under this Assignment. Each Assignee shall indemnify and hold SEPPI harmless against any and all losses, costs, and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by SEPPI in connection with or arising in any manner from such Assignee’s failure to (i) lawfully acquire, in the manner contemplated herein, the percentage of the SEPPI Partnership Interest sought to be acquired by such Assignee hereby, other than any failure occasioned by SEPPI’s breach of any representation or warranty made pursuant to Section 5, or (ii) discharge any liabilities assumed under this Assignment.

11.                               Tax Matters Partner. Effective as of the Effective Date, MCN shall be appointed as the Tax Matters Partner of the Partnership for the years 1995-2000 and thereafter and shall serve in that capacity in accordance with Section 6.12 of the Partnership Agreement. On or subsequent to the Effective Date, the Partnership shall file a statement with the Internal Revenue Service with respect to the Partnership’s appointment of MCN as the Tax Matters Partner for the years 1995-2000 and thereafter effective as the Effective Date and deliver a copy of such statement to Holding Corp. Effective as of the Effective Date, NGDI resigns as the Tax Matters Partner and shall file a statement with the Internal Revenue Service with respect to such resignation.

12.                               Effect on Partnership Agreement. Except as expressly set forth herein, the Partnership Agreement and all of the representations, warranties, covenants and agreements contained therein remain in full force and effect for the benefit of the parties thereto and hereto and their successors and assigns.

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13.                               Allocation of Profits, Losses and Distributions. All income, gain, credit, deduction, profit and loss of the Partnership for the fiscal year ending December 31, 2001 and allocable to any Partner’s Percentage interest acquired pursuant to the transfers effected by this Assignment and any distributions made with respect thereto shall be allocated among the Assignors and the Assignors on a pro rata basis based on percentage ownership (i) in inspect of the portion of the fiscal year of the Partnership ending on the Effective Date of the Assignment, to the respective Assignor, and (ii) in respect of subsequent periods, to the respective Assignees Allocation of profits, losses and distributions under this Section 13 shall be made within sixty (60) days following December 31, 2001.

14.                               Miscellaneous. All of the covenants, terms, and conditions set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment shall be governed by and construed in accordance with the laws of the State of Maine, without giving effect to the conflict of laws principles thereof. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Assignment or the transactions contemplated hereby. Each of the parties hereto will perform and cause to be performed such further acts and execute and deliver or cause to be executed and delivered such further documents as may be reasonably necessary or desirable to carry out the terms and intent of this Assignment. The parties hereto agree not to disclose to any non-affiliated third party (other than as may be required by law) the Purchase Price without the consent of the other parties hereto. The recitals hereto are incorporated into this Assignment.

15.                               Counterparts. This Assignment may be executed in any number of counterparts, including facsimile counterparts with originals to follow, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Assignment by signing any such counterpart.

[Signature pages follow]

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IN WITNESS WHEREOF, PNGTS (through its Partners), MCN, Assignors and each Assignee have executed this Assignment as of the date and year first above written.

MCNIC EAST COAST PIPELINE COMPANY

APPROVED
By:	/s/ Steven E. Kurmas	AS TO FORM
Name:	Steven E. Kurmas	/s/ [ILLEGIBLE]
Title:	President

ASSIGNORS:

PNGTS HOLDING CORP.

By:	/s/ Glen L. Kettering
Name:	Glen L. Kettering
Title:	President

NATURAL GAS DEVELOPMENT, INC.

By:	/s/ Glen L. Kettering
Name:	Glen L. Kettering
Title:	President

SELECT ENERGY PORTLAND PIPELINE, INC.

By:	/s/ Gary D. Simon
Name:	Gary D. Simon
Title:	Senior Vice President-Enterprise Development and Analysis - Northeast Utilities Service Company, agent for the above

ASSIGNEE PARTNERS:

EL PASO ENERGY PORTLAND CORPORATION

By:	/s/ Grey G. Gruber
Name:	Grey G. Gruber
Title:	Senior Vice President

NORTHERN NEW ENGLAND INVESTMENT COMPANY, INC.

By:	/s/ Jacques Charron
Name:	Jacques Charron
Title:	Vice President

By:	/s/ Pierre Despars
Name:	Pierre Despars
Title:	Vice President, Corporate & Legal Affairs

TCPL PORTLAND INC.

By:	/s/ Paul E. MacGregor
Name:	Paul E. MacGregor
Title:	V-P

By:	/s/ Gary G. Penrose
Name:	Gary G. Penrose
Title:	V-P, Taxation

The undersigned hereby guarantees the representations and warranties of Holding Corp and NGDI set forth in Section 5 of this Assignment, and agrees to indemnify and hold harmless each of the Assignees from and against all liability, demands, claims, actions or causes or action, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) asserted against or incurred by any Assignee as a result of or arising out of (i) a breach of any representation or warranty by Holding Corp or NGDI contained in Section 5 of this Assignment or (ii) a breach of any agreement or covenant of Holding Corp or NGDI in this Assignment

In connection with the foregoing guaranty, the undersigned waives any requirement that the Assignees exhaust any rights or take any action against Holding Corp and NGDI The foregoing guaranty is intended for the sole benefit of the Assignees and shall not be construed to confer any rights in favor of any third parties against the undersigned.

NISOURCE CAPITAL MARKETS, INC.

By:	/s/ Michael W. O’Donnell
Name:	Michael W. O’Donnell
Title:	President

The undersigned hereby guarantees the representations and warranties of SEPPI set forth in Section 5 of this Assignment, and agrees to indemnify and hold harmless each of the Assignees from and against all liability, demands, claims, actions or causes or action, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) asserted against or incurred by any Assignee as a result of or arising out of (i) a breach of any representation or warranty by SEPPI contained in Section 5 of this Assignment or (ii) a breach of any agreement or covenant of SEPPI in this Assignment.

In connection with the foregoing guaranty, the undersigned waives any requirement that the Assignees exhaust any rights or take any action against SEPPI. The foregoing guaranty is intended for the sole benefit of the Assignees and shall not be construed to confer any rights in favor of any third parties against the undersigned

No Trustee or shareholder of the undersigned shall be held to any liability whatever for any obligation under the foregoing guarantee, and the foregoing guarantee shall not be enforceable against any such Trustee in their or his or her individual capacities or capacity. The foregoing guarantee shall be enforceable against the Trustees of the undersigned only as such, and every person, firm, association, trust or corporation having any claim or demand arising under the foregoing guarantee and relating to the undersigned, its shareholders or Trustees shall look solely to the trust estate of the undersigned for the payment or satisfaction thereof

NORTHEAST UTILITIES

By:	/s/ David R McHale
Name:	David R McHale
Title:	Vice President and Treasurer

Name:
Title:

The undersigned hereby acknowledges and agrees to the foregoing and agrees that despite the language set forth in Section 7 of the Debt Service Reserve Guaranty dated as of February 22, 2000 between MCN Energy Enterprises, Inc and PNGTS (“MCN Energy DSR Guaranty”), the MCN Energy DSR Guaranty shall remain in full force and effect and that this Assignment shall, for purposes of Section 10 thereof, constitute a replacement guaranty

MCN ENERGY ENTERPRISES, INC.,

(formerly known as MCN Investment Corporation)

By:	/s/ Daniel L. Schiffer
Name:	Daniel L. Schiffer
Title:	Associate General Counsel

The undersigned hereby jointly and severally acknowledge and agree to the foregoing and agree that despite the language set forth in Section 7 of the Debt Service Reserve Guaranty dated as of February 22, 2000 between TransCanada PipeLines Limited, TransCanada PipeLine USA Ltd and PNGTS (“TransCanada PipeLines DSR Guaranty”), the TransCanada PipeLines DSR Guaranty shall remain in full force and effect and that this Assignment shall, for purposes of Section 10 thereof, constitute a replacement guaranty. The undersigned hereby jointly and severally agree to the assumption of (i) 52.91% of the Debt Service Reserve Account obligations under Section 7.01 (m) of the PNGTS Credit Agreement of NGDI, (ii) 52.91% of the Debt Service Reserve Account obligations under Section 7.01(m) of the PNGTS Credit Agreement of Holding Corp. and (iii) 35.96% of the Debt Service Reserve Account obligations under Section 7.01 (m) of the PNGTS Credit Agreement of SEPPI

TRANSCANADA PIPELINES LIMITED		TRANSCANADA PIPELINE USA LTD.

By:	/s/ Gary G. Penrose	By:	/s/ Gary G. Penrose
Name:	Gary G. Penrose	Name:	Gary G. Penrose
Title:	V-P, Taxation	Title:	V-P, Taxation

By:	/s/ Donald R. Marchand	By:	/s/ Donald R. Marchand
Name:	Donald R. Marchand	Name:	Donald R. Marchand
Title:	V-P, Finance	Title:	V-P, Finance

The undersigned hereby acknowledges and agrees to the foregoing and agrees that despite the language set forth in Section 7 of the Debt Service Reserve Guaranty dated as of February 22, 2000 between EI Paso Corporation (formerly named EI Paso Energy Corporation) and PNGTS (“EI Paso DSR Guaranty”), the EI Paso DSR Guaranty shall remain in full force and effect and that this Assignment shall, for purposes of Section 10 thereof, constitute a replacement guaranty The undersigned hereby agrees to the assumption of (i) 47.09% of the

Debt Service Reserve Account obligations under Section 7.01 (m) of the PNGTS Credit Agreement of NGDI, (ii) 47.09% of the Debt Service Reserve Account obligations under Section 7.01 (m) of the PNGTS Credit Agreement of Holding Corp., and (iii) 32.02% of the Debt Service Reserve Account obligations under Section 7.01 (m) of the PNGTS Credit Agreement of SEPPI

EL PASO CORPORATION

By:	/s/ Jeffrey I. Beason
Name:	Jeffrey I. Beason
Title:	Senior Vice President

The undersigned hereby acknowledges and agrees to the foregoing and agrees that despite the language set forth in Section 7 of the Debt Service Reserve Guaranty dated as of February 22, 2000 between Gaz Métropolitan and Company, Limited Partnership and PNGTS (“Gaz Met DSR Guaranty”), the Gaz Met DSR Guaranty shall remain in full force and effect and this Assignment shall, for purposes of Section 10 thereof, constitute a replacement guaranty The undersigned hereby agrees to the assumption of 32.02% of the Debt Service Reserve Account obligations under Section 7.01 (m) of the PNGTS Credit Agreement of SEPPI.

GAZ MÉTROPOLITAIN AND COMPANY, LIMITED PARTNERSHIP

By:	/s/ Jacques Charron
Name:	Jacques Charron
Title:	Vice President

By:	/s/ Pierre Despars
Name:	Pierre Despars
Title:	Vice President, Corporate & Legal Affairs

The undersigned, solely after the execution and delivery by the Partners of this Assignment and the execution and delivery by TransCanada PipeLines Limited, TransCanada PipeLine USA Ltd., El Paso Corporation and Gaz Métropolitan and Company, Limited Partnership (collectively, the “Assignee Sponsors”) of (i) the foregoing acknowledgements and agreements and (ii) the opinions required by each Assignee Sponsor in connection with such Assignee Sponsor’s assumption of additional Debt Service Reserve Account obligations under Section 7.01 (m) of the PNGTS Credit Agreement, hereby agrees that each of the Equity Contribution Agreement (except the obligations under Section 9 thereof), the Capital Markets Guaranty (except the obligations under Section 2 thereof), the Granite State Guaranty (except the obligations under Section 2 thereof), the NU Guaranty (except the obligations under Section 2 thereof), the Guaranty dated as of June 3, 1998 between MCN Energy Enterprises, Inc., (formerly known as MCN Investment Corporation) and the Partnership (except the obligations under Section 2 thereof), the Guaranty dated as of June 3, 1998 between EI Paso Natural Gas Company and the Partnership, the Guaranty dated as of June 3, 1998 between TransCanada PipeLines Limited, TransCanada PipeLine USA Ltd., Limited and the Partnership (except the obligations under Section 2 thereof), and the Guaranty dated as of June 3, 1998 between Gaz Métropolitan and Company, Limited Partnership and the Partnership (except the obligations under Section 2 thereof) has terminated in accordance with its terms and the parties thereto are no longer obligated thereunder except as set forth in the specific aforementioned provisions of such agreements.

BANK OF MONTREAL, as Collateral Agent

(as defined in the PNGTS Credit Agreement)

By:	/s/ Thomas H. Peer
Name:	Thomas H. Peer
Title:	Director

SCHEDULE A

PARTNERS	PERCENTAGE INTEREST
TCPL Portland inc	33.29%
MCNIC East Coast Pipe Company	16.41%
EI Paso Energy Portland Corporation	29.64%
Northern New England Investment Company, Inc	20.66%